Investment Portfolioas of September 30, 2023 (Unaudited)
DWS RREEF Real Estate Securities Fund
	Shares	Value ($)

Common Stocks 99.2%
Real Estate 99.2%
Diversified REITs 2.0%
Essential Properties Realty Trust, Inc.	968,196	20,942,080
Health Care REITs 9.3%
Medical Properties Trust, Inc.	408,038	2,223,807
Omega Healthcare Investors, Inc.	742,116	24,608,566
Ventas, Inc.	495,761	20,886,411
Welltower, Inc.	590,603	48,382,198
		96,100,982
Hotel & Resort REITs 0.5%
Ryman Hospitality Properties, Inc.	67,271	5,602,329
Industrial REITs 15.6%
Americold Realty Trust, Inc.	728,453	22,152,256
EastGroup Properties, Inc.	180,051	29,983,893
Prologis, Inc.	971,960	109,063,631
		161,199,780
Office REITs 3.5%
Hudson Pacific Properties, Inc.	942,271	6,266,102
SL Green Realty Corp. (a)	337,044	12,571,741
Vornado Realty Trust	783,877	17,778,331
		36,616,174
Residential REITs 15.9%
American Homes 4 Rent "A"	851,361	28,682,352
AvalonBay Communities, Inc.	370,904	63,699,053
Equity LifeStyle Properties, Inc.	492,883	31,401,576
Mid-America Apartment Communities, Inc.	36,053	4,638,218
Sun Communities, Inc.	67,988	8,045,700
UDR, Inc.	777,831	27,745,232
		164,212,131
Retail REITs 11.4%
Agree Realty Corp.	432,890	23,912,844
Brixmor Property Group, Inc.	667,595	13,872,624
Kite Realty Group Trust	1,292,499	27,685,328
Simon Property Group, Inc.	325,476	35,161,172
Spirit Realty Capital, Inc.	503,322	16,876,387
		117,508,355
Specialized REITs 41.0%
American Tower Corp.	554,225	91,142,301
CubeSmart	512,410	19,538,193
Digital Realty Trust, Inc.	345,204	41,776,588
Equinix, Inc.	104,605	75,970,427
Iron Mountain, Inc.	851,936	50,647,595
Public Storage	184,484	48,615,224
SBA Communications Corp.	179,581	35,946,729

VICI Properties, Inc.	1,131,659	32,931,277
Weyerhaeuser Co.	917,183	28,120,831
		424,689,165
Total Common Stocks (Cost $985,054,772)		1,026,870,996

Securities Lending Collateral 1.3%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 5.25% (b) (c) (Cost $12,868,975)	12,868,975	12,868,975

Cash Equivalents 0.2%
DWS Central Cash Management Government Fund, 5.36% (b) (Cost $1,990,627)	1,990,627	1,990,627

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $999,914,374)	100.7	1,041,730,598
Other Assets and Liabilities, Net	(0.7)	(6,826,657)
Net Assets	100.0	1,034,903,941
For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund’s transactions with affiliated investments during the period ended September 30, 2023 are as follows:
Value ($) at 12/31/2022	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 9/30/2023	Value ($) at 9/30/2023
Securities Lending Collateral 1.3%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 5.25% (b) (c)
—	12,868,975 (d)	—	—	—	1,832	—	12,868,975	12,868,975
Cash Equivalents 0.2%
DWS Central Cash Management Government Fund, 5.36% (b)
5,373,893	117,233,815	120,617,081	—	—	254,552	—	1,990,627	1,990,627
5,373,893	130,102,790	120,617,081	—	—	256,384	—	14,859,602	14,859,602

(a)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at September 30, 2023 amounted to $12,715,570, which is 1.2% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended September 30, 2023.

REIT: Real Estate Investment Trust

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of September 30, 2023 in valuing the Fund's investments.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$1,026,870,996	$—	$—	$1,026,870,996
Short-Term Investments (a)	14,859,602	—	—	14,859,602
Total	$1,041,730,598	$—	$—	$1,041,730,598

(a)	See Investment Portfolio for additional detailed categorizations.
OBTAIN AN OPEN-END FUND PROSPECTUS
To obtain a summary prospectus, if available, or prospectus, download one from fundsus.dws.com, talk to your financial representative or call (800) 728-3337. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The summary prospectus and prospectus contain this and other important information about the investment product. Please read the prospectus carefully before you invest.
CLOSED-END FUNDS
Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.
NO BANK GUARANTEE | NOT FDIC INSURED | MAY LOSE VALUE
DRESF-PH3
R-080548-2 (1/25)